SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Preliminary Proxy Statement	Soliciting Material Under Rule 14a-12
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Definitive Joint Proxy Statement
Definitive Additional Materials

NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
PIMCO GLOBAL STOCKSPLUS & INCOME FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 19, 2006

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of Nicholas-Applegate International & Premium Strategy Fund (‘‘NAI’’) and PIMCO Global StocksPLUS & Income Fund (‘‘PGP’’) (each a ‘‘Fund’’ and, collectively the ‘‘Funds’’):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the ‘‘Meeting’’) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday, July 19, 2006 at 9:30 A.M., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 8, 2006:

1.	To elect Trustees of the Funds, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of each Fund has fixed the close of business on May 25, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund
Thomas J. Fuccillo Secretary

New York, New York
June 8, 2006

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
PIMCO GLOBAL STOCKSPLUS & INCOME FUND

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 19, 2006

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the ‘‘Board’’) of Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund (each a ‘‘Fund’’ and, collectively the ‘‘Funds’’) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the ‘‘Meeting’’). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday, July 19, 2006 at 9:30 A.M., Eastern Time.

The Notice of Joint Annual Meeting of Shareholders (the ‘‘Notice’’), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about June 8, 2006.

The Meeting is scheduled as a joint meeting of the holders of common shares (the ‘‘Shareholders’’) of each Fund because the Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the proposal set forth herein (the ‘‘Proposal’’) and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

The Board of each Fund has fixed the close of business on May 25, 2006 as the record date (the ‘‘Record Date’’) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock (‘‘Shares’’) issued and outstanding of each Fund at the close of business on the Record Date:

Outstanding Shares
NAI	9,604,189
PGP	9,329,821

The class of stock listed for each Fund in the table above is the only class of stock currently authorized by that Fund.

As summarized in the table below, the Shareholders have the right to vote on the election of Hans W. Kertess, Paul Belica, R. Peter Sullivan III and David C. Flattum as Trustees of each Fund.

Summary

Proposal	Shareholders
Election of Trustees/Nominees
NAI / PGP
Independent Trustees/Nominees*
Hans W. Kertess	X
Paul Belica	X
R. Peter Sullivan III	X
Interested Trustee/Nominee†
David C. Flattum	X

*	‘‘Independent Trustees’’ or ‘‘Independent Nominees’’ are those Trustees or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of the Fund.

†	Mr. Flattum is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. (‘‘AGI’’) and the Manager. In addition to Mr. Flattum’s positions with Funds set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer, General Counsel and member of Management Board, AGI; member of Management Board, AGIFM; Director of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC; PIMCO Advisors Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund and retains its affiliates, Nicholas-Applegate Capital Management LLC (‘‘NACM’’) and PEA Capital LLC (‘‘PEA’’), to serve as sub-advisers for NAI and Pacific Investment Management Company LLC (‘‘PIMCO’’) (NACM, PEA and PIMCO are each a ‘‘Sub-Advisor’’ and, collectively, the ‘‘Sub-Advisors’’), to serve as the sub-adviser for PGP. Additional information regarding the Manager and the Sub-Advisors may be found under ‘‘Additional Information — Investment Manager and Sub-Advisors’’ below.

The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each of the Funds based on each Fund’s relative net assets.

As of May 25, 2006, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of either Fund.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each a ‘‘Declaration’’), the Trustees have been divided into the following three classes (each a ‘‘Class’’): Class I, Class II and Class III.

With respect to the Funds, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2007 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2008 annual meeting of shareholders. Currently, Hans W. Kertess is the Class I Trustee on the Board of each Fund. On September 12, 2005, the Board approved an increase in the size of the Board of each Fund from three to four members and Paul Belica was appointed to fill a Class I vacancy created by such action. In accordance with the Funds’ Declarations, Mr. Belica shall serve as a Trustee until the Meeting, at which time his term as a Class I Trustee will expire unless he is re-elected at the Meeting. The Board’s Nominating Committee has recommended that Messrs. Kertess and Belica each be nominated for re-election as Class I Trustees at the Meeting for each Fund.

On March 24, 2006, the Board of each Fund approved an increase in the size of the Board from four to six members and R. Peter Sullivan III and David C. Flattum were nominated by the Board’s Nominating Committee to fill the vacancies created by such action. In accordance with the Funds’ Declarations, Mr. Sullivan was nominated as a Class II Trustee and Mr. Flattum was nominated as a Class III Trustee for each Fund.

Consistent with the Declarations, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess and Belica will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2009 annual meeting. If elected, Mr. Sullivan will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2007 annual meeting. If elected, Mr. Flattum will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2008 annual meeting.

All members of each Board are or will be, if elected, ‘‘Continuing Trustees,’’ as such term is defined in the Declarations, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Boards.

At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected*
NAI / PGP
Hans W. Kertess	Class I	2009 Annual Meeting
Paul Belica	Class I	2009 Annual Meeting
R. Peter Sullivan III	Class II	2007 Annual Meeting
David C. Flattum	Class III	2008 Annual Meeting

*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Name, Address* and Date of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Independent Trustees/Nominees
Paul Belica 09/27/1921 Class I	Trustee	NAI – Since September 2005 PGP – Since September 2005	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC; and Formerly, senior executive and member of the Board of Smith Barney, Harris Upham & Co.	24	None.
Robert E. Connor 09/17/1934 Class III	Trustee and Chairman of the Board	Since inception; NAI – April 2005 PGP – May 2005	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	24	None.
John J. Dalessandro II 07/26/1937 Class II	Trustee	Since inception; NAI – April 2005 PGP – May 2005	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	24	None.
Hans W. Kertess 07/12/1939 Class I	Trustee	Since inception; NAI – April 2005 PGP – May 2005	President, H. Kertess & Co.; Formerly, Managing Director, Royal Bank of Canada Capital Markets.	24	None.
R. Peter Sullivan III 09/04/1941 Class II	Nominee	N/A	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	22	None.
Interested Trustees/Nominees
David C. Flattum 08/27/1964 Class III	Nominee	N/A	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, Allianz Global Investors Fund Management LLC. Formerly, Head of Corporate Functions of Allianz Global Investors of America L.P.; Partner, Latham & Watkins LLP (1998-2001).	55	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

The following table states the dollar range of equity securities beneficially owned as of May 25, 2006 by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or nominee in the ‘‘family of investment companies,’’ including the Funds.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Paul Belica	None.	Over $100,000.
Robert E. Connor	None.	None.
Hans W. Kertess	None.	None.
R. Peter Sullivan III	None.	None.
John J. Dalessandro II	None.	None.
Interested Trustees/Nominees
David C. Flattum	None.	Over $100,000.

*	Securities are valued as of May 25, 2006.

To the knowledge of the Funds, as of May 25, 2006, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation.    The Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II and Municipal Advantage Fund Inc. (collectively, the ‘‘AGIFM Closed-End Funds’’) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or the Sub-Advisors or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisors, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive compensation equal to (i) $1,750 per fund for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meeting is attended in person and (iii) $1,000 per fund for joint meetings attended telephonically. The Independent Chairman of the Boards receives an additional $2,500 per fund per year. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund for any results meeting or fund (s) specific meeting of the Audit Oversight Committees and $5,000 for any joint audit scope meeting. An Audit Oversight Committee Chairman annually receives an additional $500 per fund for which he serves as Chairman.

Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the AGIFM Closed-End Funds on whose Boards the Trustee serves based on each such fund's net assets, including net assets attributable to any preferred shares issued by a fund that may be outstanding.

The AGIFM Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

The following table estimates the compensation the Trustees and nominees will receive for serving as trustees of the Funds’ for the fiscal year ending February 28, 2007 for NAI and March, 31, 2007 for PGP.

For the calendar year ended December 31, 2005, the Trustees and nominees received the compensation set forth in the table below for serving as trustees of the Funds and other funds in the same ‘‘Fund Complex’’ as the Funds. Each officer and Trustee, who is a director, officer, partner, member or employee of the Manager or the Sub-Advisors, or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisors, including Mr. Flattum, serves without any compensation from the Funds.

Compensation Table

Name of Trustee	Estimated Aggregate Compensation to be received from NAI for the Fiscal Year Ending February 28, 2007*	Estimated Aggregate Compensation to be received from PGP for the Fiscal Year Ending March 31, 2007*	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2005**
Independent Trustees/Nominees
Paul Belica	$3,318	$3,130	$173,433
Robert E. Connor	$3,917	$3,680	$235,058
Hans W. Kertess	$3,318	$3,130	$185,233
R. Peter Sullivan III†	$2,646	$2,993	$165,045
John J. Dalessandro II	$3,169	$2,993	$178,733
Interested Trustees/Nominees
David C. Flattum	$0	$0	$0

*	Since the Funds have not completed a full fiscal year (NAI’s initial fiscal year ended February 28, 2006 and PGP’s initial fiscal year ended March 31, 2006 each covered only ten months), compensation is estimated based upon future payments expected to be made by the Funds during the fiscal year ending February 28, 2007 and March 31, 2007 for NAI and PGP respectively, and upon estimated relative net assets of the AGIFM Closed-End Funds.

**	In addition to the AGIFM Closed-End Funds (except for Municipal Advantage Fund Inc.), during the most recently completed fiscal year, all of the Trustees served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised by the Manager and Messrs. Belica and Connor also served as Directors of Municipal Advantage Fund Inc. These investment companies are considered to be in the same ‘‘Fund Complex’’ as the Funds.

†	R. Peter Sullivan III and David C. Flattum, if elected, would serve on the Board of NAI for only eight months, during the fiscal year ending February 28, 2007, and on the Board of PGP for only nine months, during the fiscal year ending March 31, 2007. Their compensation is estimated based upon future payments expected to be made by the Funds from July 19, 2006 through the end of the fiscal year ending February 28, 2007 for NAI, and March 31, 2007 for PGP.

The Funds have no employees. The Funds’ officers and Mr. Flattum are compensated by the Manager, the Sub-Advisors or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.    The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Each Fund’s Audit Oversight Committee consists of Messrs. Connor, Kertess, Dalessandro and Belica, each of whom is an Independent Trustee. Mr. Sullivan will serve on the Audit

Oversight Committee of each Fund, if elected as a Trustee of that Fund. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Advisors and entities in a control relationship with the Manager or the Sub-Advisors that provide services to each Fund where the engagement relates directly to the operations and financial reporting of that Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, dated June 16, 2005, is attached to this Proxy Statement as Exhibit A. The reports of the Audit Oversight Committee of NAI, dated April 20, 2006, and PGP, dated May 23, 2006, are attached to this Proxy Statement as Exhibit B-1 and Exhibit B-2, respectively.

Nominating Committee.    The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Connor, Kertess, Dalessandro and Belica. Mr. Sullivan will serve on the Nominating Committee of each Fund, if elected as a Trustee of that Fund. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of the Nominating Committee is ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee Nominees.    The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identity potential candidates.

Consideration of Candidates Recommended by Shareholders.    The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Valuation Committee.    The Board of each Fund has a Valuation Committee, consisting of Messrs. Connor, Kertess, Dalessandro and Belica. Mr. Sullivan will serve on the Valuation Committee of each Fund, if elected as a Trustee of that Fund. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Advisors regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.    The Board of each Fund has a Compensation Committee, consisting of Messrs. Connor, Kertess, Dalessandro and Belica. Mr. Sullivan will serve on the Compensation Committee of each Fund, if elected as a Trustee of that Fund. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Funds who are not directors, officers, partners or employees of the Manager, the Sub-Advisors or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisors.

Meetings.    With respect to NAI, during the fiscal year ended February 28, 2006, the Board of Trustees held 4 regular meetings and 2 special meetings. The Audit Oversight Committee met in separate session once and the Nominating Committee, the Valuation and the Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended February 28, 2006, except Mr. Belica who was not elected to the Board until September 2005.

With respect to PGP, during the fiscal year ended March 31, 2006, the Board of Trustees held 4 regular meetings and 3 special meetings. The Nominating Committee met in separate session once and the Audit Oversight Committee, the Valuation and the Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended March 31, 2006, except Mr. Belica who was not elected to the Board until September 2005.

Shareholder Communications with the Board of Trustees.    The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Brian Shlissel, Executive Vice President, Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the

Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.    Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Funds (i.e., a Fund’s Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission (the ‘‘SEC’’) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Funds, the Funds believe that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during the Fund’s respective fiscal year ended February 28, 2006 for NAI and March 31, 2006 for PGP, except that for NAI, due to administrative oversight, five late filings were made on Form 3 on behalf of certain employees who are affiliate persons of the Fund, including, Stephen Bond-Nelson, Valentin Ivanov, John Guccione, Keith Lichtman and Robert Malone in August 2005.

Required Vote.    With respect to the Funds, the election of Messrs. Kertess, Belica, Sullivan and Flattum to the Board of each Fund will require the affirmative vote of a plurality of the votes of Common Shareholders cast in the election of Trustees at the Meeting, in person or by proxy.

The Board of Trustees of the Funds Unanimously Recommends that You Vote FOR this Proposal.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds.    The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Advisors are not compensated by the Fund.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas, 47th Floor New York, NY 10105 11/14/1964	President & Chief Executive Officer	Since inception (NAI — April 2005; PGP — May 2005)	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee of 8 funds in the Fund Complex; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex since 2005.
Lawrence G. Altadonna 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since inception (NAI — April 2005; PGP — May 2005)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 33 funds in the Fund Complex.
Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/22/1968	Secretary and Chief Legal Officer	Since inception (NAI — April 2005; PGP — May 2005)	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer of 32 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since inception (NAI — April 2005; PGP — May 2005)	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 65 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Investment Manager and Sub-Advisors.    The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliates, NACM and PEA, as Sub-Advisors to manage NAI’s investments, and PIMCO, as Sub-Advisor to manage PGP’s investments. NACM is located at 600 W. Broadway, 30th Floor, San Diego, California 92101, PEA is located at 1345 Avenue of the Americas, 48th Floor, New York, New York 10105 and PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Advisors are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Legal Proceedings.    In June and September 2004, the Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA) and AGI, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘SEC’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ and ‘‘revenue sharing/shelf space/directed brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager or its affiliates or related injunctions. The Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds (including the Sub-Advisors). In connection with an inquiry from the SEC concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Manager and certain of its affiliates (together, the ‘‘Applicants’’) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent exemptive order. There is no assurance that the SEC will issue a permanent order. If a court injunction were to issue against the Manager or its affiliates with respect to any of the other matters referenced above, the Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm.    The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the fiscal year ended February 28, 2007 for NAI and March 31, 2007 for PGP. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Advisors serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.    Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Advisors and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A Co-Chairman of the Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by a Co-Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each of the Fund’s initial fiscal year, the Audit Fees billed by PwC is shown in the table below:

Fund	Fiscal Year Ended*	Audit Fees
NAI	February 28, 2006	$79,000
PGP	March 31, 2006	$97,500

*	The initial fiscal year for NAI which ended February 28, 2006 and PGP which ended March 31, 2006 covered only ten months.

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, attestation reports and comfort letters. The table below shows, for each Fund’s initial fiscal year, the Audit-Related Fees billed by PwC to that Fund. During that fiscal year, there were also no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended*	Audit-Related Fees
NAI	February 28, 2006	$12,500
PGP	March 31, 2006	$0

*	The initial fiscal year for NAI which ended February 28, 2006 and PGP which ended March 31, 2006 covered only ten months.

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s initial fiscal year, the aggregate Tax Fees billed by PwC to that Fund. During that fiscal year, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended*	Tax Fees
NAI	February 28, 2006	$11,000
PGP	March 31, 2006	$11,850

*	The initial fiscal year for NAI which ended February 28, 2006 and PGP which ended March 31, 2006 covered only ten months.

All Other Fees.    All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For each Fund’s initial fiscal year, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by PwC, for each Fund’s initial fiscal years, for services rendered to each Fund and each Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended*	Aggregate Non-Audit Fees For Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NAI	February 28, 2006	$23,500	$2,740,725	$2,764,225
PGP	March 31, 2006	$11,850	$2,730,253	$2,742,103

*	The initial fiscal year for NAI which ended February 28, 2006 and PGP which ended March 31, 2006 covered only ten months.

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Funds’ principal auditors.

Other Business.    As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.    A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the ‘‘Tellers’’) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

Reports to Shareholders.    The 2006 Annual Report to Shareholders for NAI was mailed to Shareholders on or about May 1, 2006. The 2006 Annual Report to Shareholders for PGP was mailed to the Shareholders on or about May 30, 2006. Additional copies of the Annual Reports and the Funds’ semi-annual reports may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to the Funds at 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902.

Shareholder Proposals for 2007 Annual Meetings.    It is currently anticipated that the Funds’ next annual meeting of Shareholders (in 2007) will be held in July 2007. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than February 8, 2007 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2007 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than April 9, 2007 and no later than April 24, 2007. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

June 8, 2006

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004, as amended through June 16, 2005)

The Board of Trustees (each a ‘‘Board’’) of each of the registered investment companies listed in Appendix A hereto (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.	Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.	To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3.	To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.	If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.	Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.	Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.	Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.	Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.	Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.	Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.	Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.	Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.	Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.	Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.	Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of June 16, 2005)

PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
PIMCO CORPORATE INCOME FUND
PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
PIMCO CORPORATE OPPORTUNITY FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PIMCO HIGH INCOME FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
PIMCO GLOBAL STOCKSPLUS & INCOME FUND

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
Nicholas-Applegate International & Premium Strategy Fund (the ‘‘Fund’’)
Dated April 20, 2006

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended February 28, 2006 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended February 28, 2006. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager during portions of the last fiscal year, Nicholas Applegate Capital Management LLC (‘‘NACM’’) and PEA Capital LLC (PEA), the Fund’s sub-advisers and any entity controlling, controlled by or under common control with AGIFM or NACM or PEA that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 28, 2006 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending February 28, 2007.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess

B-1

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Global StocksPLUS & Income Fund (the ‘‘Fund’’)
Dated May 23, 2006

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended March 31, 2006 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended March 31, 2006. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended March 31, 2006 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2007.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess

John J. Dalessandro II

B-2

PROXY
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 19, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of Nicholas-Applegate International & Premium Strategy Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 9:30 a.m., Eastern Time, July 19, 2006 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THEUNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Please mark

votes as in

this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01)   Hans W. Kertess (Class I),    (02)    Paul Belica (Class I),   (03)   R. Peter Sullivan III (Class II) and    (04)   David C. Flattum (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment

has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

ShareholderJoint Owner

Signature: ____________   Date: ________   (if any)    Signature: ____________   Date: ________

PROXY
PIMCO GLOBAL STOCKSPLUS & INCOME FUND
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 19, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Global StocksPLUS & Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 9:30 a.m., Eastern Time, July 19, 2006 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

[X]	Please mark votes as in this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Hans W. Kertess (Class I), (02) Paul Belica (Class I), (03) R. Peter Sullivan III (Class II) and (04) David C. Flattum (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO GLOBAL STOCKSPLUS & INCOME FUND

COMMON SHARES

II.   To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder signature: Date:	Joint Owner (if any) signature: Date: